UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte, North Carolina	28208
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 980-221-3235
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2019, Sealed Air Corporation (the “Company”) held its Annual Meeting of Stockholders. The holders of a total of 134,719,207 shares of our common stock were present in person or by proxy at the Annual Meeting, representing approximately 86.49% of the voting power entitled to vote at the Annual Meeting. Each share of common stock was entitled to one vote on each matter before the meeting. The matters considered and voted on by the stockholders at the Annual Meeting and the vote of the stockholders were as follows:

1.	The stockholders elected the entire Board of Directors, each of whom holds office until a successor is elected and qualified or until his or her earlier resignation or removal, by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Michael Chu	113,802,590	11,806,977	220,434	8,889,206
Françoise Colpron	124,611,418	968,372	250,211	8,889,206
Edward L. Doheny II	124,887,954	715,875	226,172	8,889,206
Patrick Duff	123,346,298	2,301,310	182,393	8,889,206
Henry R. Keizer	121,656,871	3,886,860	286,270	8,889,206
Jacqueline B. Kosecoff	113,149,068	12,486,549	194,384	8,889,206
Harry A. Lawton III	124,674,691	939,483	215,827	8,889,206
Neil Lustig	123,302,968	2,206,632	320,401	8,889,206
Jerry R. Whitaker	124,283,661	1,338,842	207,498	8,889,206

2.	The stockholders ratified the appointment of Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2019 by the following vote:

	For	Against	Abstain	Broker Non-Votes
Ratification of Appointment of Ernst & Young LLP	133,502,099	1,018,130	198,978	—

3.	The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the proxy statement by the following vote:

	For	Against	Abstain	Broker Non-Votes
Approval of Executive Compensation	107,349,939	17,934,613	545,449	8,889,206

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Angel S. Willis
	Name:	Angel S. Willis
	Title:	Vice President, General Counsel & Secretary

Dated: May 17, 2019